Employee Benefit Liabilities, Net - Schedule of Expenses Recognized in Comprehensive Income (Loss) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Schedule of Expenses Recognized in Comprehensive Income (Loss) [Abstract]
Current service cost	$ 208	$ 194	$ 223
Interest expenses, net	39	28	15
Total employee benefit expenses	247	222	238
Actual return on plan assets	$ 400	$ 50	$ (25)